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                                                                    Exhibit 10.6


                             STOCK OPTION AGREEMENT

         THIS STOCK OPTION AGREEMENT (the "Agreement"), made and entered into as of this 19th day of December 2001, by and between USA Broadband, Inc., a Delaware corporation (the "Company"), and David M. Lerten ("Executive").

                                R E C I T A L S:

         A. Executive and the Company are parties to a Separation Agreement dated December 19, 2001 (the "Separation Agreement").

         B. Pursuant to SECTION 2(c) of the Separation Agreement, Executive has been granted this Option to purchase from the Company shares of common stock of the Company ("Common Stock") on the terms and conditions set forth below.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                    ARTICLE I

                                GRANT OF OPTIONS

         1.1 GRANT OF OPTIONS; VESTING; EXERCISE PRICE. As partial consideration for entering into the Separation Agreement, the Company hereby grants to Executive the right and option to purchase from the Company (the "Option"), upon the terms and subject to the vesting requirements and other conditions hereinafter set forth, in whole or in part, from time to time, up to TWO HUNDRED THIRTY-FIVE THOUSAND (235,000) shares (the "Option Shares") of Common Stock. Executive shall have the right to purchase Option Shares under this Option according to the following schedule and on each of the following dates (each a "Vesting Date" and collectively, the "Vesting Dates") at each of the following purchase prices (the "Exercise Price"):

                  (a) EIGHTY-FIVE THOUSAND (85,000) of the Option Shares on or after the date of this Agreement for a purchase price equal to $1.50 per Option Share;

                  (b) SEVENTY-FIVE THOUSAND (75,000) of the Option Shares on or after April 1, 2002 for a purchase price equal to $2.50 per Option Share; and

                  (c) SEVENTY-FIVE THOUSAND (75,000) of the Option Shares on or after April 1, 2003 for a purchase price equal to $3.50 per Option Share;

PROVIDED, HOWEVER, Executive's right to purchase Option Shares shall be subject to SECTION 2.4. Executive shall have the right to purchase Option Shares that have become vested hereunder between the Vesting Date of such Option Shares and the date that is five (5) years from the date of this Agreement (the "Expiration Date"). The number of Option Shares and Exercise Price are subject

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to adjustment as provided herein, and all references to "Option Shares" and
"Exercise Price" herein shall be deemed to include any such adjustment or series of adjustments.

         1.2 NON-TRANSFERABLE. During the lifetime of Executive, the Option shall be exercisable only by Executive, shall not be transferred, assigned, pledged, or hypothecated in any way and shall not be subject to execution, attachment, or similar process. In the event of Executive's death, the Option shall be exercisable by Executive's heir(s), beneficiary(ies) or estate as provided for under Executive's will or applicable laws of intestate succession. Upon any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of such option contrary to the provisions in this Agreement, or upon the levy of any attachment or similar process upon such Option or such rights, such Option and such rights shall immediately become null and void.

         1.3 ACKNOWLEDGMENT. The parties acknowledge that the Option is not an "incentive stock option" as defined in Section 422 of the Internal Revenue Code of 1986, as amended.


                                   ARTICLE II

                               EXERCISE OF OPTIONS

         2.1 EXERCISE PRICE; METHOD OF PAYMENT. The price for which each Option Share may be purchased by exercise of this Option shall be the Exercise Price. Payment of the aggregate Exercise Price shall be by cash, certified or cashier's check, or Option Shares.

         2.2 EXERCISE OF OPTION. Executive may exercise this Option, in whole or in part, at any time, or from time to time, subsequent to the applicable Vesting Dates and prior to the Expiration Date, by giving written notice to the Company (the "Exercise Notice"). The Exercise Notice shall: (i) be signed by Executive;
(ii) state the num-ber of Option Shares with respect to which the Option is being exercised; (iii) be accompanied either by cash or certified or cashier's check made payable to the Company in the amount of the Exercise Price multiplied by the number of Option Shares being purchased or by a written instruction from Executive to the Company instructing the Company to retain that number of Option Shares for which the Option is being exercised having a Fair Market Value equal to the aggregate Exercise Price; and (iv) unless otherwise provided herein, be accompanied by a stock power (in the form attached hereto as EXHIBIT A) for the Option Shares with respect to which the Option is being exercised duly executed by Executive but not dated (the "Stock Power") and (v) otherwise comply with the terms and conditions of this Agreement. No partial exercise of this Option shall be for less than one (1) Option Share.

         2.3  CASHLESS EXERCISE.

              (a) In lieu of payment of the Exercise Price in cash or by certified or cashier's check, Executive may elect to pay the Exercise Price with Option Shares (a "Cashless Exercise"). If Executive elects to make a Cashless Exercise, Executive shall provide written

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         instruction to the Company of its desire to make a Cashless Exercise and such instruction shall be contained in the Exercise Notice as provided in SECTION 2.2 and shall be irrevocable. Upon receipt by the Company of the Exercise Notice indicating that Executive desires to make a Cashless Exercise, the Company shall withhold that number of the Option Shares for which the Option is being exercised having a Fair Market Value (defined below) equal to the aggregate Exercise Price plus any withholding obligations for taxes as described in SECTION 2.7 below. If the number of Option Shares to be withheld by the Company on such exercise do not have a Fair Market Value equal to or greater than the aggregate Exercise Price, then the Executive may not make a Cashless Exercise. Election of a Cashless Exercise shall constitute an authorization to the Company to withhold that number of Option Shares for which the Option is being exercised having a Fair Market Value equal to the aggregate Exercise Price plus any withholding obligations for taxes as described in SECTION 2.7 below.

              (b) For purposes of this Agreement, the term "Fair Market Value" means the average of the "bid price" of the Company's Common Stock for the five (5) days immediately preceding the date of the Exercise Notice as quoted in the over the counter or other secondary market for the Company's Common Stock, or if no such sales occurred on such dates, then on the next five (5) preceding dates on which sales were made.

         2.4  FORFEITURE.

              (a) If, during the period from the date of this Agreement up to and including the date that is twenty-four (24) months following the date of this Agreement (the "Separation Period"), Executive shall have defaulted or breached the Separation Agreement or Promissory Note: (i) this Option shall immediately become null and void; and (ii) the Company shall complete the Stock Power to transfer any Option Shares previously issued to Executive to the Company pursuant to the Stock Power. This remedy shall be in addition to, and not in substitution for, all other remedies otherwise available to the Company in the event of a default or breach by Executive under the Separation Agreement or Promissory Note.

              (b) If, during the Separation Period, Executive has not defaulted or breached the Separation Agreement or Promissory Note, then on the first day following the end of the Separation Period: (x) all Stock Powers previously issued to the Company pursuant to SECTION 2.2 shall become null and void; and (y) for any exercises of this Option after the Separation Period, Executive shall not be required to deliver the Stock Power pursuant SECTION 2.2(iv).

         2.5 ISSUANCE OF OPTION SHARES. Within five (5) business days following receipt by the Company of the Exercise Notice (which date may be extended by the Company if any law or regulation requires the Company to take any action with respect to the Option Shares prior to the issuance thereof), the Company shall deliver to Executive an appropriate certificate or certificates for the Option Shares as to which the Option was exercised (or in the case of a Cashless Exercise, the

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Option Shares as to which the Option was exercised less that number of Option
Shares having a Fair Market Value equal to the aggregate Exercise Price and all applicable taxes required to be withheld or payable on exercise), registered in the name of Executive and containing the legend provided for in SECTION 2.8. The Company hereby represents and warrants that all Option Shares that may be issued upon the exercise of this Option will, upon payment of the Exercise Price, be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issuance thereof (other than liens or charges created by or imposed upon Executive as the holder of the Option pursuant to this Agreement or taxes in respect of any transfer occurring contemporaneously or otherwise specified herein).

         2.6 NO RIGHTS AS STOCKHOLDER PRIOR TO EXERCISE. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing the issuance of Option Shares upon the exercise of the Option, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Option Shares, notwithstanding the exercise of the Option. Except as provided herein, no adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued.

         2.7 TAXES. Executive shall be responsible for all federal, state and other taxes related to the receipt or exercise of the Option and of receipt of the Option Shares. The Company shall have the power to withhold from any source, or require Executive to remit to the Company, an amount sufficient to satisfy any withholding or other federal, state or other tax due from Executive or the Company as a result of any transaction contemplated by this Agreement. If Executive does not remit to the Company amounts sufficient to meet such obligations, the Company shall withhold Option Shares from Executive, such that the number of Option Shares withheld has a fair market value (as determined in the sole discretion of the Company) sufficient to satisfy the associated obligation of the Company to withhold federal, state and other taxes.

         2.8 WARRANTIES. Unless the Option Shares to be issued upon the particular exercise of an Option granted under this Agreement shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended, the Company shall be under no obligation to issue the Option Shares covered by such exercise unless Executive warrants to the Company, at the time of such exercise, that Executive is acquiring the Option Shares for investment and not with a view toward, or for sale in connection with, the distribution of any such shares; and in such event Executive shall be bound by the provisions of the following legend or similar legend which shall be endorsed upon the certificate or certificates evidencing the Option Shares issued by the Company pursuant to such exercise:

                  "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER

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                  SUCH LAWS OR AN OPINION OF COUNSEL ACCEPTABLE TO USA
                  BROADBAND, INC. TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED. ADDITIONALLY, THESE SECURITIES ARE SUBJECT TO DAVID
                  M. LERTEN'S COMPLIANCE WITH THE TERMS AND CONDITIONS OF THE SEPARATION AGREEMENT BY AND BETWEEN DAVID M. LERTEN AND USA BROADBAND, INC. DATED DECEMBER 19, 2001 AND A STOCK OPTION AGREEMENT ENTERED INTO BY AND BETWEEN DAVID M. LERTEN AND USA BROADBAND, INC. DATED DECEMBER 19, 2001."

                                   ARTICLE III

                ADJUSTMENTS TO OPTIONS SHARES AND EXERCISE PRICE

         3.1 ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF OPTION SHARES. The number of Option Shares and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

             (a) RECLASSIFICATION, MERGER OR CERTAIN OTHER TRANSACTIONS. In case of (i) any reclassification, change or conversion of securities of the class issuable upon exercise of the Option (other than as a result of a subdivision or combination), or (ii) in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of the Option), the Company or such successor, as the case may be, shall execute a new Stock Option Agreement (on substantially the same terms and conditions as this Agreement, except as the context otherwise requires, and in form reasonably satisfactory to Executive) providing that Executive shall have the right to exercise such new options and upon such exercise to receive, in lieu of each Option Share theretofore issuable upon exercise of the Option, the kind and amount of shares of stock, other securities, money and property receivable upon such event or transaction by a holder of one share of Common Stock. Such new options shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this SECTION 3.1. The provisions of this SECTION 3.1 shall similarly apply to successive events and transactions described above.

             (b) SUBDIVISIONS OR COMBINATION OF SHARES. If the Company at any time while this Option remains outstanding and unexercised shall subdivide or combine its Common Stock, the Exercise Price and the number of Option Shares issuable upon exercise shall be proportionally adjusted.


                                   ARTICLE IV

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                               REGISTRATION RIGHTS

         4.1 PIGGYBACK REGISTRATION. If the Company files a registration statement (other than a registration relating to the sale of securities to participants in a dividend reinvestment plan, a registration on Form S-4 relating to a business combination or similar transaction permitted to be registered on such Form S-4, a registration on Form S-8 relating to the sale of securities to participants in a stock or employee benefit plan) with the Securities and Exchange Commission (the "Commission") while any Registrable Securities (as defined herein) are outstanding, the Company shall give Executive at least ten (10) days' prior written notice of the filing of such registration statement (a "Piggyback Registration"). If requested by Executive in writing within two (2) days after receipt of any such notice, the Company shall register all or, at such Executive's option, any portion of Executive's Registrable Securities concurrently with the registration of such other securities, all to the extent required to permit the public offering and sale of the Registrable Securities. The Company will use its reasonable efforts through its officers, directors, auditors, and counsel to cause such registration statement to become effective as promptly as reasonably practicable; PROVIDED, HOWEVER, that the number of Registrable Securities that may be registered pursuant to this SECTION
4.1 on any such registration statement involving an underwriting shall be subject to those reductions determined to be necessary by the underwriter of the offering pursuant to SECTION 4.2.

         As used herein, "Registrable Securities" shall mean (i) the Option Shares acquired by Executive from the Company upon the exercise of this Option and (ii) any Common Stock issued by way of a stock split, stock dividend, recapitalization, merger or other distribution with respect to, or in exchange for, or in replacement of, such Option Shares.

         4.2 UNDERWRITING. If a Piggyback Registration is for a registered public offering involving an underwriting, the Company shall so advise Executive as part of the notice given pursuant hereto. The Company shall (together with all other holders of Common Stock proposing to distribute their securities through such underwriting), if requested by the underwriter, enter into an underwriting agreement in customary form with a managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this ARTICLE IV, if the managing underwriter advises the Company in writing that market factors require exclusion of shares to be sold by selling stockholders, or a limitation of the number of shares to be so sold, then the Company shall so advise Executive and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all holders of Common Stock proposing to distribute their securities through such underwriting (except those holders who have indicated to the Company their decision not to distribute any of their Securities through such underwriting) in proportion, as nearly as practicable, to the respective amounts of securities held by such holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriter market limitation shall be included in such registration.

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         Notwithstanding anything to the contrary in this ARTICLE IV, (a) no reduction shall be made with respect to securities offered by the Company for its own account in connection with the Piggyback Registration, and (b) no reduction in the securities to be registered by Executive shall occur until all other securities, other than those offered by the Company, have been reduced pro rata to the reduction of the Registrable Securities which were requested to be included and eligible for resale in such offering. If Executive disapproves of the terms of the underwriting, Executive may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the other holders. In such event, the Registrable Securities affected shall be withdrawn from registration.

         4.3 EXPENSES OF REGISTRATION. All Registration Expenses (defined below) incurred in connection with a Piggyback Registration shall be borne by the Company. All Selling Expenses (defined below) incurred in connection with a Piggyback Registration shall be borne by Executive for the Registrable Securities so registered. For purposes of this SECTION 4.3:

             (a) "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in connection with a Piggyback Registration, including, without limitation, all registration, filing and qualification fees, underwriters expense allowances, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

             (b) "SELLING EXPENSES" shall mean all underwriting discounts and selling commissions applicable to the sale of the Registrable Securities in the Piggyback Registration and all fees and disbursements of any special counsel (other than the Company's regular counsel) for Executive(but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

         4.4 QUALIFICATION FOR SALE. In connection with a Piggyback Registration, the Company shall use its reasonable best efforts to cause the Registrable Securities so registered to be registered or qualified for sale under the securities or blue sky laws of such jurisdictions as Executive may reasonably request; PROVIDED, HOWEVER, that the Company shall not be required to qualify to do business in any state by reason of this SECTION 4.4 in which it is not otherwise required to qualify to do business.

         4.5 EFFECTIVENESS. In connection with a Piggyback Registration, the Company shall prepare and file with the Commission a registration statement with respect to the Registrable Securities requested to be registered and use its reasonable best efforts to cause such registration statement to become effective, and shall keep effective any Piggyback Registration and shall from time to time amend or supplement each applicable registration statement, preliminary prospectus, final prospectus, application, document and communication for such period of time as shall be required to permit Executive to complete the offer and sale of the Registrable Securities covered thereby. The Company shall in no event be required to keep any such Piggyback Registration in effect for more than twelve (12) months from the initial effective date of the Piggyback Registration;

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PROVIDED, HOWEVER, that, if during the twelve (12) month period of effectiveness of the registration statement, the Company gives to Executive a Blackout Notice pursuant to SECTION 4.6, the Company shall extend the effectiveness of the registration statement for the same time period as that set forth in the Blackout Notice.

         4.6 BLACKOUT RIGHTS. Following the effective date of any registration statement filed pursuant to ARTICLE 4 of this Agreement, the Company shall be entitled, from time to time, to notify Executive to discontinue offers or sales of shares pursuant to such registration statement for Registrable Securities for the period of time stated in the written notice (the "Blackout Notice"), if the Company determines, in its reasonable business judgment, that the disclosure required in connection with the offers and sales of the Registrable Securities could materially damage the Company's ability to successfully complete an acquisition, corporate reorganization, securities offering or other voluntary transaction undertaken by the Company (which information the Company would not be required to disclose at such time other than in connection with Executive's registration statement) that is material to the Company and its subsidiaries taken as a whole. The time period for which Executive must discontinue offers or sales of shares pursuant to a Blackout Notice shall be for any period the Company reasonably believes is necessary, and if, the Company is unable to determine the duration of such period at the time the Blackout Notice is issued, the Blackout Notice may state that the period extends "until the Executive is otherwise notified by the Company"; provided that the Blackout Notice may not exceed more than ninety (90) consecutive days or an aggregate of one hundred eighty (180) days within any calendar year. The Blackout Notice shall be signed by an authorized officer of the Company and shall certify the Company's determination. Executive agrees that upon receipt of a Blackout Notice he shall discontinue offers or sales of Registrable Shares pursuant to any such registration statement for the period of time stated in the Blackout Notice.

         4.7 DISTRIBUTION OF REGISTRATION STATEMENT. In connection with Piggyback Registration, the Company shall promptly furnish to Executive such number of copies of the registration statement and of each amendment and supplement thereto (in each case, including all exhibits), such reasonable number of copies of each prospectus contained in such registration statement and each supplement or amendment thereto (including each preliminary prospectus), all of which shall conform to the requirements of the Securities Act of 1933, as amended (the "Securities Act") and the rules and regulations thereunder, and such other documents, as Executive may reasonably request to facilitate the disposition of the Registrable Securities included in such registration.

         4.8 NOTIFICATION OF EFFECTIVENESS. The Company shall notify Executive promptly when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed.

         4.9 OTHER NOTIFICATIONS. The Company shall promptly notify Executive at any time when the prospectus included in the Piggyback Registration, as then in effect, would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then

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existing, and at the reasonable request of Executive prepare and furnish to it such number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

         4.10 INDEMNIFICATION BY COMPANY. Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless Executive from and against any and all loss, liability, charge, claim, damage, and expense whatsoever (which shall include, for all purposes of this SECTION 4.10, but not be limited to, reasonable attorneys' fees and any and all reasonable expenses whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), as and when incurred, arising out of, based upon, or in connection with any untrue statement or alleged untrue statement of a material fact contained (A) in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, relating to the sale of any of the Registrable Securities or (B) in any application or other document or communication (in this SECTION 4.10 collectively called an "Application") executed by or on behalf of the Company and based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to register or qualify any of the Registrable Securities under the Securities Act or blue sky laws thereof or filed with the Commission or any securities exchange; or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements made therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of Executive for inclusion in any registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be.

         If any action is brought against Executive in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, Executive shall promptly notify the Company in writing of the institution of such action (the failure to notify the Company within a reasonable time of the commencement of any such action, to the extent prejudicial to the Company's ability to defend such action, shall relieve the Company of liability to Executive pursuant to this SECTION 4.10) and the Company shall promptly assume the defense of such action, including the employment of counsel, provided that Executive shall have the right to employ his own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of Executive unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action or Executive shall have reasonably concluded that there may be one or more legal defenses available to him which are different from or additional to those available to the Company, in any of which events such fees and expenses shall be borne by the Company and the Company shall not have the right to direct the defense of such action on behalf of Executive. Notwithstanding anything in this SECTION 4.10 to the contrary, the Company shall not be liable for any settlement of any such claim or action effected without its written consent. The Company shall

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not, without the prior written consent of Executive, settle or compromise any action, or permit a default or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, in respective of which indemnity may be sought hereunder, unless such settlement, compromise, consent, or termination includes an unconditional release of Executive from all liability in respect of such action. The Company agrees promptly to notify Executive of the commencement of any litigation or proceedings against the Company or any of its officers or directors in connection with the sale of any Registrable Securities or any preliminary prospectus, prospectus, registration statement, or amendment or supplement thereto, or any application relating to any sale of any Registrable Securities.

         4.11 INDEMNIFICATION BY EXECUTIVE. Executive agrees to indemnify and hold harmless the Company, each director of the Company, each officer of the Company who shall have signed any registration statement covering Registrable Securities held by Executive, to the same extent as the foregoing indemnity from the Company to Executive in SECTION 4.10, but only with respect to statements or omissions, if any, made in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information furnished to the Company with respect to Executive by or on behalf of Executive, for inclusion in any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be. If any action shall be brought against the Company or any other person so indemnified based on any such registration statement, preliminary prospectus, or final prospectus or any amendment or supplement thereto, or in any application, and in respect of which indemnity may be sought against Executive pursuant to this SECTION 4.11, Executive shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to Executive, by the provisions of SECTION 4.10.

         4.12 TERMINATION OF REGISTRATION RIGHTS. The covenants set forth in
Article IV of this Agreement shall terminate with respect to Executive on the date that Executive is eligible to sell all of his Registrable Securities under Rule 144 under the Securities Act.




                                    ARTICLE V

                                     LOCK UP

         5.1 LOCK-UP PERIOD. Executive hereby agrees that, if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act, Executive shall not sell or otherwise transfer any Registrable Securities during the period requested in writing by the managing underwriter and agreed to in writing by the Company (the "Market Standoff Period"). The Company may impose

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stop-transfer instructions with respect to Option Shares subject to the foregoing restrictions until the end of such Market Standoff Period.



                                   ARTICLE VI

                               GENERAL PROVISIONS

         6.1 ENTIRE AGREEMENT. This Agreement and the Stock Option Agreement set forth the entire agreement and understanding of the Parties relating to the subject matter contained herein and merge all prior discussions, correspondence, agreements, promises, commitments, contracts or other instruments or understandings between them, and no Party shall be bound by any subsequent instrument, agreement or representation pertaining to the subject matter contained herein unless expressed in writing and signed by the Parties hereto.

         6.2 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each shall have the same force and effect as the other, as one and the same instrument.

         6.3 GOVERNING LAW. This Agreement shall be governed by laws of the State of Illinois.

         6.4 BINDING AGREEMENT. The Parties hereto warrant that each has been represented by counsel in connection with this Agreement, that they have read this Agreement, that they intend to be legally bound by the same, that they have entered into this Agreement freely and voluntarily, and that they have the full right, power, authority and capacity to enter into and execute the same. The Parties hereto further warrant that this Agreement is entered into with no Party relying upon any statement or representation made by any other Party not expressly embodied in this Agreement.

         6.5 ATTORNEYS' FEES. In any claim arising out of or relating to this Agreement, the prevailing party shall recover his or its reasonable costs and attorneys' fees.

         6.6 NOTICES. All notices, requests and other communications hereunder shall be in writing and shall be deemed to be duly given if delivered or mailed by prepaid mail addressed or sent via facsimile to:

         If to Executive:        David M. Lerten
                                 3006 Woodside Street, Unit 7019
                                 Dallas, Texas 75204
                                 Facsimile: 214-765-0339

         If to the Company:      USA Broadband, Inc.
                                 921 Transport Way, #4
                                 Petaluma, CA 94954

                                      11
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                                 Attention: Edward Mooney
                                 Facsimile: 707-769-1622



         with a copy to:         Shefsky & Froelich Ltd.
                                 444 N. Michigan Avenue, Suite 2500
                                 Chicago, IL 60611
                                 Attention: Cezar M. Froelich
                                 Facsimile: 312-527-5921

         or such other address as the addressee may direct in writing.

         6.7 CAPTIONS. The captions applied to the sections of this Agreement are for convenience only and shall not affect their meaning or construction.

         6.8 WAIVER. The failure of either party to insist in any instance or performance of any term of this Agreement shall not be construed as a waiver of future performance of any such term.

         6.9 SEVERABILITY. If any portion of this Agreement is held invalid or unenforceable, the remainder thereof shall remain in full force and effect, and if the invalidity or unenforceability is due to the unreasonableness of time or geographical restrictions, such covenants and restrictions shall be effective for such period of time and for such areas as may be determined to be reasonable by a court of competent jurisdiction.

           IN WITNESS WHEREOF, the parties have caused this Stock Option Agreement to be executed by their duly authorized officers and to be dated the Date of Issuance hereof.

                                       USA BROADBAND, INC.
                                       a Delaware corporation


                                       By:
                                          --------------------------------------
                                       Its:
                                           -------------------------------------



                                       -----------------------------------------
                                       David M. Lerten

                                      12
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                                                                       EXHIBIT A


                               FORM OF STOCK POWER


         FOR VALUE RECEIVED, I, David M. Lerten, do hereby sell, assign and transfer unto USA Broadband, Inc., a Delaware corporation, ____________________ shares of common stock of USA Broadband, Inc. (the "Company"), standing in my name on the books of said Company, and do hereby irrevocably constitute and hereby direct the Company to transfer said shares on its books and records.

         Dated the ______ day of __________________ 20__.



                                       -----------------------------------------
                                       David M. Lerten

                                      13